Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,259,000.00
Previously Paid Amount	1,848.68
Total Fee Amount	4,938.85
Total Offset Amount	0.00
Net Fee	$ 3,090.17